Exhibit 10.15

Attachment A

(Revised 1/30/06. Replaces Attachment A dated 12/8/05)

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

Dolph W. von Arx

James E. Dykes

Clyde R. Hosein

Robert J. Potter, Ph.D.

Harvey A. Wagner

Employer:	Cree, Inc.

By	/s/ Brenda F. Castonguay

Title	VP-HR

Date	1/31/06

Note: The Employer must revise Attachment A to add Employees as they become eligible or delete Employees who are no longer eligible. Attachment A should be signed and dated every time a change is made.